UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

March 31, 2011
Date of Report (Date of earliest event reported)

RDA HOLDING CO.
(Exact name of registrant as specified in its charter)

Delaware	333-170143-07	37-1537045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Third Avenue New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(646) 293-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors Appointment of Principal Officers

On March 31, 2011, Ms. Susana D’emic, RDA Holding Co.’s Chief Accounting Officer, resigned from her position and her employment with the Company will terminate effective as of April 14, 2011.

On April 1, 2011, Mr. Steven Shapiro resigned as director of RDA Holding Co. and The Reader’s Digest Association, Inc. effective as of April 1, 2011. Mr. Shapiro explained that his resignation was due to increases in his responsibilities at GoldenTree Asset Management, LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RDA Holding Co.

	By:	/s/ Andrea Newborn
		Name:	Andrea Newborn
		Title:	Senior Vice President, General Counsel and Secretary
Date: April 5, 2011

3